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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                              JOINT CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



  Date of Report (Date of earliest event reported):        November 20, 1998

           BROOKE GROUP LTD.                             BGLS INC.
   (Exact name of registrant as               (Exact name of registrant as
     specified in its charter)                  specified in its charter)

              1-5759                                      33-93576
      (Commission File Number)                  (Commission File Number)

            51-0255124                                   13-3593483
(I.R.S. Employer Identification No.)        (I.R.S. Employer Identification No.)

             DELAWARE                                     DELAWARE
  (State or other jurisdiction of              (State or other jurisdiction of
   incorporation or organization)               incorporation or organization)

      100 S.E. SECOND STREET                       100 S.E. SECOND STREET
       MIAMI, FLORIDA 33131                         MIAMI, FLORIDA 33131
 (Address of principal executive              (Address of principal executive
   offices including Zip Code)                   offices including Zip Code)

           305/579-8000                                  305/579-8000
 (Registrant's telephone number,               (Registrant's telephone number,
       including area code)                           including area code)

         (NOT APPLICABLE)                               (NOT APPLICABLE)
 (Former name or former address,                (Former name or former address,
  if changed since last report)                  if changed since last report)


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ITEM 5.   OTHER EVENTS.

          On November 20, 1998, Brooke Group Ltd. ("Brooke Group") and certain of its affiliates entered into an agreement with Philip Morris, Inc.
("PM") relating to, among other things, the purchase by PM of three of Liggett Group's ("Liggett") cigarette brands, L&M, Chesterfield and Lark, and a commitment by Brooke Group and Liggett to join the Master Settlement Agreement recently reached among 46 states, the tobacco industry and others. A press release announcing the execution of such agreement was issued on November 20, 1998.

          On November 25, 1998, Brooke Group announced that Liggett will call for redemption on December 28, 1998 all of its outstanding 11.50% Series B and 19.75% Series C Senior Secured Notes due 1999 (collectively, the "Liggett Senior Secured Notes"). On the redemption date, the $144.9 million principal amount of the Liggett Senior Secured Notes will be redeemed for 100% of the principal amount thereof plus accrued interest.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

             The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

                                  Exhibit Index



10.1 Letter Agreement, dated November 20, 1998, by and among Philip Morris Incorporated, Brooke Group Ltd., Liggett & Myers Inc. and Liggett Group Inc.

99.1  Press Release, dated November 20, 1998

99.2  Press Release, dated November 25, 1998









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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 BROOKE GROUP LTD.




                                 By: /s/ Joselynn D. Van Siclen
                                     ------------------------------------------
                                     Joselynn D. Van Siclen
                                     Vice President and Chief Financial Officer


                                 BGLS INC.




                                 By: /s/ Joselynn D. Van Siclen
                                     ------------------------------------------
                                     Joselynn D. Van Siclen
                                     Vice President and Chief Financial Officer



Date:  November 25, 1998







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